EXHIBIT 3.1

SIXTH AMENDMENT TO THE
RESTATED DECLARATION OF TRUST
OF
WEINGARTEN REALTY INVESTORS

The undersigned, acting as the Trust Managers of Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), hereby adopt the following amendment to the Restated Declaration of Trust of the Trust which amendment shall replace in its entirety the following Article of the Restated Declaration of Trust:

ARTICLE SEVEN

The aggregate number of shares of beneficial interest which the Trust shall have authority to issue is 275,000,000 common shares, $0.03 par value ("Common Shares") and 10,000,000 preferred shares, $0.03 par value ("Preferred Shares").  All of the Common Shares shall be equal in all respects to every other such Common Share, and shall have no preference, conversion, exchange or preemptive rights.

IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Sixth Amendment to the Restated Declaration of Trust as of the 6th day of May, 2010.

/s/ Andrew M. Alexander	/s/ Stephen A. Lasher
ANDREW M. ALEXANDER	STEPHEN A. LASHER

/s/ Stanford Alexander	/s/ Douglas W. Schnitzer
STANFORD ALEXANDER	DOUGLAS W. SCHNITZER

/s/ James W. Crownover	/s/ C. Park Shaper
JAMES W. CROWNOVER	C. PARK SHAPER

/s/ Robert J. Cruikshank	/s/ Marc J. Shapiro
ROBERT J. CRUIKSHANK	MARC J. SHAPIRO

/s/ Melvin A. Dow
MELVIN A. DOW

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, MARC J. SHAPIRO, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, DOUGLAS W. SCHNITZER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, STEPHEN A. LASHER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, MELVIN A. DOW, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, ROBERT J. CRUIKSHANK, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, JAMES W. CROWNOVER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, ANDREW M. ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, STANFORD ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, C. PARK SHAPER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

GIVEN UNDER MY HAND and seal of office the 6th day of May 2010.

/s/ Jane B. Scott
NOTARY PUBLIC

My commission expires:

November 20, 2010